Supplement dated June 19, 2014 to the
Currently Effective Statement of Additional Information (SAI) of
Advanced Series Trust, The Prudential Series Fund, and Prudential’s Gibraltar Fund, Inc.

Effective as of June 19, 2014 Raymond O’Hara is the Chief Compliance Officer of the Funds. In order to reflect Mr. O’Hara’s appointment as Chief Compliance Officer, the biographical information appearing in the table below is updated to the section of Part I of each SAI entitled “Information About Board Members and Officers.” All references and information pertaining to Lee D. Augsburger are hereby deleted.

Name, Address and Age	Position(s) Held with the Fund	Principal Occupations During Past 5 Years
Raymond A. O’Hara (58)	Chief Legal Officer and Chief Compliance Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

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